SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               December 20, 2002
               Date of Report (Date of earliest event reported)

                            US AIRWAYS GROUP, INC.
                       (Commission file number: 1-8444)

                                      and

                               US AIRWAYS, INC.
                       (Commission file number: 1-8442)

          (Exact names of registrants as specified in their charters)

         Delaware                         US Airways Group, Inc. 54-1194634
  (State of incorporation                    US Airways, Inc. 53-0218143
   of both registrants)                  (I.R.S. Employer Identification Nos.)


                            US Airways Group, Inc.
                    2345 Crystal Drive, Arlington, VA 22227
                   (Address of principal executive offices)
                                (703) 872-7000
             (Registrant's telephone number, including area code)


                               US Airways, Inc.
                    2345 Crystal Drive, Arlington, VA 22227
                   (Address of principal executive offices)
                                (703) 872-7000
             (Registrant's telephone number, including area code)

Item 5.  Other Events.

         On December 20, 2002, US Airways Group, Inc. (the "Company") and certain of its subsidiaries filed their joint plan of reorganization (the "Plan") and related disclosure statement (the "Disclosure Statement") with the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Court"). Copies of the Plan and Disclosure Statement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

         Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Company will emerge from Chapter 11 if and when the Plan receives the requisite creditor approvals and is confirmed by the Bankruptcy Court.


         Certain of the information contained in the Plan and Disclosure Statement should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any plan of reorganization ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

     Exhibit No.       Document Description

     99.1              Joint Plan of Reorganization of US Airways Group, Inc.
                       and its affiliated Debtors and Debtors-in-Possession

     99.2 Disclosure Statement with Respect to Joint Plan of Reorganization of US Airways Group, Inc. and its affiliated Debtors and Debtors-in-Possession



                                  SIGNATURES
                             --------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                      US Airways Group, Inc. (REGISTRANT)
Date: December 23, 2002

                                      By:     /s/ Anita P. Beier
                                         Name: Anita P. Beier
                                         Title: Vice President and Controller
                                                   (Chief Accounting Officer)


                                      US Airways, Inc. (REGISTRANT)
Date: December 23, 2002

                                      By:     /s/ Anita P. Beier
                                         Name: Anita P. Beier
                                         Title: Vice President and Controller
                                                  (Chief Accounting Officer)

                                 EXHIBIT INDEX
                             --------------------

Exhibit No.            Document Description
---------------        ----------------------
     99.1              Joint Plan of Reorganization of US Airways Group, Inc.
                       and its affiliated Debtors and Debtors-in-Possession

     99.2 Disclosure Statement with Respect to Joint Plan of Reorganization of US Airways Group, Inc. and its affiliated Debtors and Debtors-in-Possession